Greenidge Announces Preliminary Financial and Operating Results for the Third Quarter 2024

Reports SG&A expense reduction of approximately $9.1 million year to date in 2024 from ongoing SG&A reduction program compared to the same period in 2023

Beats yearly SG&A reduction goal by over $2.0 million at the end of the third quarter

Cryptocurrency mining and datacenter hosting operations produced approximately 167 bitcoin in the third quarter

DRESDEN, NY, October 14, 2024 — Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge” or the “Company”), a vertically integrated cryptocurrency datacenter and power generation company, today announced preliminary financial and operating results for the third quarter of 2024, including notable updates on the Company’s ongoing SG&A expense reduction efforts as well as its continued upgrades to its fleet of bitcoin miners.

Preliminary Third Quarter 2024 Financial Resultsi:

•Revenue of $12.4 million
•Net loss from continuing operations of $6.6 million
•Adjusted EBITDA loss of $0.4 million
•Cryptocurrency mining revenue of $3.3 million
•Datacenter hosting revenue of $6.5 million
•Power and capacity revenue of $2.6 million
•Total bitcoin production of 167 BTC

Third Quarter 2024 Highlights:

During the third quarter of 2024, Greenidge’s cryptocurrency mining and datacenter hosting operations produced approximately 167 bitcoin, of which 54 bitcoin were produced by proprietary cryptocurrency mining and 113 bitcoin were produced for datacenter hosting clients. The bitcoin production update by month is as follows:

•September 2024: Greenidge produced approximately 54 bitcoin in September, of which 17 bitcoin were produced by Greenidge-owned miners and 36 were produced through our datacenter hosting. Greenidge’s hash rate in September was approximately 2.5 EH/s, with 0.8 EH/s from Greenidge-owned miners and 1.7 EH/s from our datacenter hosting.

•August 2024: As previously announced, Greenidge produced approximately 55 bitcoin in August, of which 17 bitcoin were produced by Greenidge-owned miners and 38 were produced through our datacenter hosting. Greenidge’s hash rate in August was approximately 2.50 EH/s, with 0.8 EH/s from Greenidge-owned miners and 1.7 EH/s from our datacenter hosting.

•July 2024: As previously announced, Greenidge produced approximately 58 bitcoin in July, of which 19 bitcoin were produced by Greenidge-owned miners and 39 bitcoin were produced through our datacenter hosting. Greenidge’s hash rate in July was approximately 2.37 EH/s, with 0.77 EH/s from Greenidge-owned miners and 1.60 EH/s from our datacenter hosting.

As of September 30, 2024, Greenidge operates a fleet of approximately 29,000 total bitcoin miners for both cryptocurrency mining and datacenter hosting with approximately 3.1 EH/s of total hashrate capacity. Greenidge’s operational miner fleet consists of approximately 18,000 miners or 1.8 EH/s of hashrate for datacenter hosting clients and approximately 11,000 miners or 1.3 EH/s of hashrate for its own proprietary cryptocurrency mining.

Greenidge ended the quarter with approximately $11.3 million of cash and digital assets, including 60 bitcoin and approximately $69.5 million of debt.

SG&A Update:

The Company’s efforts to reduce SG&A expenses continue to yield results, as total SG&A expenses for the first three quarters of 2024 are $13.6 million versus $22.7 million in the first three quarters of 2023, a savings of $9.1 million, which exceeds the Company’s stated $7 million goal at the beginning of the year.

Fleet Upgrade Update:

Over the second half of 2024 and throughout 2025, Greenidge anticipates continuing to gradually upgrade its miner fleet with newer generation miners, in addition to securing additional sites for future development and potentially monetizing certain assets. Through miner purchases made in 2024 to date, which include over 1,000 miners expected to be received and deployed by the end of 2024, Greenidge’s expected miner fleet efficiency will improve to approximately 26.5 J/TH from the previously reported efficiency of 28.7 J/TH as of June 30, 2024.

The preliminary financial information presented in this press release is based on Greenidge’s current expectations and may be adjusted as a result of, among other things, completion of customary quarterly financial review and audit procedures.

Litigation Update:

The Company currently expects that a hearing will be held in late October in the New York State Supreme Court, Yates County, on its previously disclosed request for a temporary restraining order and preliminary injunction allowing its Dresden, NY facility to continue operations during the pendency of the Company’s Article 78 challenge of the New York Department of Environmental Conservation’s denial of its Title V Air Permit renewal application.

Preliminary Financial and Operating Results
The preliminary financial and operating results set forth above for the three months ended September 30, 2024, reflect preliminary estimates with respect to such results based solely on currently available information, which is subject to change. Readers are cautioned not to place undue reliance on such preliminary results which are unaudited and constitute forward-looking statements. Greenidge has not completed its standard closing process, including the completion of all of its controls procedures, which could identify adjustments causing the actual results to be different from the expectations presented in this release. These estimates should not be viewed as a substitute for Greenidge's full quarterly financial statements for the three months ended September 30, 2024, which will be prepared in accordance with U.S. GAAP.

About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (NASDAQ: GREE) is a vertically integrated power generation company, focusing on cryptocurrency mining, infrastructure development, engineering, procurement, construction management, operations and maintenance of sites.

Forward-Looking Statements
This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K for the year ended December 31, 2023, as may be amended from time to time, our subsequently filed Quarterly Reports on Form 10-Q and its other filings with the Securities and Exchange Commission, as well as statements about or relating to or otherwise affected by the completion of management’s final review of the financial results and Greenidge’s other closing procedures. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Use of Non-GAAP Information
To provide investors and others with additional information regarding Greenidge’s financial results, Greenidge has disclosed in this press release the non-GAAP operating performance measures of Adjusted EBITDA. Adjusted EBITDA is defined as earnings before interest, taxes and depreciation and amortization, which is then adjusted for stock-based compensation and other special items determined by management, including, but not limited to, business expansion costs, impairments of long-lived assets, gains or losses from the sales of long-lived assets, remeasurement of environmental liabilities, restructuring and loss on extinguishment of debt. These non-GAAP financial measures are a supplement to and not a substitute for or superior to, Greenidge’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by Greenidge may be different from non-GAAP financial measures presented by other companies. Specifically, Greenidge believes the non-GAAP information provides useful measures to investors regarding Greenidge’s financial performance by excluding certain costs and expenses that Greenidge believes are not indicative of its core operating results. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. Greenidge compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA on a supplemental basis.

	Three Months Ended
	September 30, 2024
Amounts denoted in millions	Low	High

Net loss from continuing operations	$ 6.9	$ 6.5
Interest expense, net	1.8	1.8
Income tax (gain)	(0.1)	(0.1)
Depreciation	3.4	3.4
EBITDA (loss) from continuing operations	(1.8)	(1.4)
Stock based compensation	0.4	0.4
Loss on sale of assets	0.7	0.7
Adjusted EBITDA (loss) from continuing operations	$ (0.7)	$ (0.3)

Contacts:

Investors

Nick Ratti
315-536-2359
nratti@greenidge.com
investorrelations@greenidge.com

Media

Longacre Square Partners
Kate Sylvester / Liz Shoemaker, 646-386-0091
greenidge@longacresquare.com

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i Preliminary financial information presented in this press release is based on Greenidge’s current expectations and may be adjusted as a result of, among other things, completion of customary quarterly review procedures